UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 8, 2021

Dream Finders Homes, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39916	85-2983036
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14701 Philips Highway, Suite 300 Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 644-7670

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	DFH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08.	Shareholder Director Nominations.

On March 8, 2021, Dream Finders Homes, Inc. (the “Company”) announced that the Company’s 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) will be held on June 15, 2021. The Company’s stockholders of record as of the close of business on April 19, 2021 shall be entitled to notice of and to vote at the 2021 Annual Meeting. The Company has set a deadline for the receipt of stockholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the 2021 Annual Meeting. Pursuant to the rules of the Securities and Exchange Commission (“SEC”), the Company is providing notice of the deadlines for such proposals by means of this Current Report on Form 8-K.

Any stockholder proposal intended to be considered for inclusion in the Company’s proxy materials for the 2021 Annual Meeting in accordance with Rule 14a-8 must be delivered to, or mailed and received at, the Company’s principal executive offices at 14701 Philips Highway, Suite 300, Jacksonville, Florida 32256 on or before the close of business on March 17, 2021, which is the 90th day prior to June 15, 2021, as required by the Company’s Amended and Restated Bylaws, and which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the 2021 Annual Meeting. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2021 Annual Meeting must also comply with all applicable SEC rules.

In addition, any stockholder who intends to submit a director nomination or who intends to submit a proposal regarding any other matter of business at the 2021 Annual Meeting and does not desire to have that proposal included in the Company’s proxy materials for the 2021 Annual Meeting must ensure that notice of any such nomination or proposal (including certain additional information specified in the Company’s amended and restated bylaws) is delivered to, or mailed and received at, the Company’s principal executive offices on or before the close of business on March 17, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREAM FINDERS HOMES, INC.

	By:	/s/ Robert E. Riva
Robert E. Riva
Vice President, General Counsel and Corporate Secretary

Date: March 8, 2021